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PROXY                                                                 PROXY


                            SUIZA FOODS CORPORATION
               BOARD OF DIRECTORS PROXY FOR THE SPECIAL MEETING
           OF STOCKHOLDERS AT 9:00 A.M. WEDNESDAY, NOVEMBER 26, 1997
                   HOTEL CRESCENT COURT, 400 CRESCENT COURT
                   2200 CEDAR SPRINGS, DALLAS, TEXAS  75201


   The undersigned stockholder of Suiza Foods Corporation (the "Company") hereby appoints Gregg L. Engles and Tracy L. Noll or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Special Meeting and at any adjournment(s) thereof:


                       PLEASE SIGN, DATE AND MAIL TODAY
                 (Continued and to be signed on reverse side)

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                                              SUIZA FOODS CORPORATION
                     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/



1. Issuance of common stock to stockholders of    For    Against   Abstain    3.  In their discretion, the proxies are authorized
   The Morningstar Group Inc. and Suiza           / /      / /       / /          to vote upon such other business or matters as
   Foods' assumption of the Morningstar                                           may properly come before the meeting or any
   stock option plans and options                                                 adjournment thereof.
   outstanding thereunder.

2. Approval of increase in authorized shares      For    Against   Abstain        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   of common stock reserved for issuance under    / /      / /       / /      DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE
   the Suiza Foods Corporation 1997 Stock                                     SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE
   Option and Restricted Stock Plan from                                      IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2)
   1,150,000 shares to 3,000,000 shares.                                      THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES
                                                                              WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER
                                                                              REFERRED TO IN ITEM (3).  THIS PROXY IS REVOCABLE AT
                                                                              ANY TIME BEFORE IT IS EXERCISED.

                                                                                  Receipt herewith of the Joint Proxy Statement/
                                                                              Prospectus, dated October 28, 1997, is hereby
                                                                              acknowledged.


                                                                              Dated ________________________________________, 1997

                                                                              ____________________________________________________

                                                                              ____________________________________________________
                                                                                        (Signature(s) of Stockholder(s))
                                                                              (Joint owners must EACH sign. Please sign EXACTLY as
                                                                              your name(s) appear(s) on this card. When signing as
                                                                              attorney, trustee, executor, administrator, guardian
                                                                              or corporate officer, please give your FULL title.)
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